Exhibit 10.2

SECOND AMENDMENT TO CALIX, INC.
AMENDED AND RESTATED EXECUTIVE CHANGE IN CONTROL AND SEVERANCE PLAN

Effective August 1, 2018, Schedule A (Group Listing) to the Calix, Inc. Amended and Restated Executive Change in Control and Severance Plan is amended and restated as follows:

Schedule A
Group Listing

Group A Participant(s):

President and Chief Executive Officer

Group B Participant(s)

Executive Vice President
Senior Vice President, Services
Chief Financial Officer

Group C Participant(s):

Chief Development Officer
Senior Vice President
Vice President, General Counsel
Vice President, Information Technology
Chief Marketing Officer

Group D Participant(s):

Vice President, Supply Chain Operations
Vice President, Services Strategy, Portfolio and Operations